UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AgriFORCE Growing Systems Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AgriFORCE Growing Systems Ltd.

800-525 West 8th Avenue

Vancouver, BC, Canada V5Z 1C6

August 9, 2023

To the Shareholders of AgriFORCE Growing Systems, Ltd.:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of AgriFORCE Growing Systems, Ltd., a British Columbia corporation (the “Company”), to be held at 11:00 AM Pacific time on September 23, 2024, at 800-525 West 8th Avenue, Vancouver, BC, Canada V5Z 1C6.

At the Annual Meeting, Shareholders will be asked to consider and vote upon the following proposals:

1.	Approve the election of five directors for a one year term expiring in 2025.

2.	The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2024.

3.	To approve a reverse split of the Company’s issued and outstanding common shares in a ratio of 1:15 to 1:100.

4.	Approval of the Company’s 2024 Equity Incentive Plan

5.	To transact such other business as may be properly brought before the 2024 Annual Meeting and any adjournments thereof.

In addition, shareholders will receive and consider the financial statements for the Company’s fiscal year ended December 31, 2023, the report of the Company’s auditor thereon, and the related management discussion and analysis.

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THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE FOUR PROPOSALS.

Pursuant to the provisions of the Company’s articles, the board of directors of the Company (the “Board”) has fixed the close of business on August 14, 2024 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on August 14, 2024 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on September 20, 2024.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ David Welch
David Welch,
Chairman of the Board of Directors

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2024 Annual Meeting of shareholders (the “Annual Meeting”) of AgriFORCE Growing Systems, Ltd. (the “Company”) will be held 11:00 AM Pacific time on Monday, September 23, 2024, at the Company’s principal offices at 800-525 West 8th Avenue, Vancouver, BC, Canada V5Z 1C6.

At the Annual Meeting, the holders of the Company’s outstanding common shares will act on the following matters:

1.	Approve the election of five directors for a one year term expiring in 2025.

2.	The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2024.

3.	Approval of a reverse split of the Company’s issued and outstanding common shares in a ratio of 1:15 to 1:100.

4.	Approval of the Company’s 2024 Equity Incentive Plan

5.	To transact such other business as may be properly brought before the 2024 Annual Meeting and any adjournments thereof.

In addition, shareholders will receive and consider the financial statements for the Company’s fiscal year ended December 31, 2023, the report of the Company’s auditor thereon, and the related management discussion and analysis.

Shareholders of record at the close of business on August 14, 2024 are entitled to notice of and to vote at the 2024 Annual Meeting and any postponements or adjournments thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on September 20, 2024.

It is hoped you will be able to attend the 2024 Annual Meeting but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2024 Annual Meeting in person , you may revoke your proxy and vote in person.

Dated: August __, 2024

By Order of the Board of Directors:

/s/ David Welch
David Welch,
Chairman of the Board of Directors

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AGRIFORCE GROWING SYSTEMS LTD.

800-525 West 8th Avenue

Vancouver, BC V5Z 1C6

ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 23, 2024

PROXY STATEMENT

The Board of Directors of AgriFORCE Growing Systems, Ltd. (the “Company”) is soliciting proxies from its shareholders to be used at the 2024 Annual Meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices at 800-525 West 8th Avenue, Vancouver, BC, Canada V5Z 1C6, and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about August __, 2024.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be August 14, 2024, and thus you are entitled to vote at the Company’s 2024 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2024 Annual Meeting. This document and the Appendixes hereto contain important information about the 2024 Annual Meeting and the Company, and you should read it carefully.

Who is entitled to vote at the 2024 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2024 Annual Meeting. As of the close of business on the record date, there were _______ common shares issued and outstanding and entitled to vote. Each holder of common shares is entitled to one vote for each common share held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer and Trust, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix A, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2024 Annual Meeting to be held on September 23, 2024, and vote your shares in person, rather than signing and returning your proxy. Only persons attending in person may vote their shares in person.

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If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2024 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2024 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2024 Annual Meeting.

Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

All matters other than Proposal 1 are “routine” matters.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

The link for the material will be posted on our website: https://ir.agriforcegs.com/news-events/ir-calendar. If you are a shareholder with shares registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust, on the record date, you may vote in person at the 2024 Annual Meeting or by going to https://lsp.continentalstock.com/pxlogin. Record holders can also vote: via email (cstmail@continentalstock.com), via mail (with the self addressed envelope the transfer agent will provide).

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Whether or not you plan to attend the 2024 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2024 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2024 Annual Meeting and the Company will give you a ballot when you arrive.

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2024 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2024 Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were __________ shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of _____________ shares eligible to vote must be present at the 2024 Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2024 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2024 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2024 Annual Meeting and voting in person. Attendance alone at the 2024 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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What vote is required to approve each item?

The following votes are required to approve each proposal:

●	Proposal 1 - Election of the five directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast at the 2024 Annual Meeting.

●	Proposal 2 - The ratification of the appointment of Marcum LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2024. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2024 Annual Meeting are required to approve this proposal.

●	Proposal 3 – To approve the proposed reverse stock split. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2024 Annual Meeting are required to approve this proposal. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2024 Annual Meeting are required to approve this proposal.

Proposal 4 – To approve the proposed 2024 Equity Incentive Plan. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2024 Annual Meeting are required to approve this proposal. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2024 Annual Meeting are required to approve this proposal.

●	Proposal 5 - To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2024 Annual Meeting are required to approve this proposal.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Neither proposal herein is a routine matter.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, and this proxy statement and the Appendix hereto are available for viewing, printing, and downloading at https://ir.agriforcegs.com/news-events/ir-calendar. All materials will remain posted on https://ir.agriforcegs.com/news-events/ir-calendar at least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2024 Annual Meeting.

What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2024 Annual Meeting, including the procedures for voting your shares, you should contact Richard Wong, the Company’s CFO, by telephone at 604-757-0952.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, Continental Stock Transfer & Trust, and inform them of their request by calling them at 1-800-509-5586 or writing them at 1 State Street, 30th Floor New York, NY 10004-1561

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of August 9, 2024 by:

●	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
●	each of our executive officers and directors; and
●	all of our executive officers and directors as a group.

	Common shares	Options Granted vested within 60 days of August 9, 2024	Warrants	Total	Percentage beneficially owned
Directors and Officers:
Jolie Kahn	126,646	-	-	126,646	0.1%
Richard Wong	234,290	21,053	-	255,343	0.3%
Mauro Pennella	425,256	13,495	-	438,751	0.5%
John Meekison	865	4,251	-	5,116	0.0%
David Welch	1,049	4,239	-	5,288	0.0%
Amy Griffith	-	3,719	-	3,719	0.0%
Richard Levychin	-	3,719	-	3,719	0.0%
Elaine Goldwater	-	-	-	-	-%
Ingo Mueller (Former CEO and Chairman)	3,954	-	-	3,954	0.0%
Troy McClellan (Former President Design & Construction)	28,159	-	-	28,159	0.0%
Margaret Honey (Former Director)	-	-	-	-	-%
Total all officers and directors (10 persons)*	820,219	50,476	-	870,695	0.9%

5% or Greater Beneficial Owners
-	-	-	-	-	-

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table presents information with respect to our officers, directors and significant employees as of the date of this 14A:

Name	Age	Position	Served Since
Jolie Kahn	59	Chief Executive Officer	June 2024
William J. Meekison	60	Director, Audit Committee, Compensation Committee, and M&A Committee Chair	June 2019
David Welch	42	Executive Chairman, Director, Compensation committee Chair, and M&A Committee Member	June 2019
Amy Griffith	52	Director, Compensation Committee, Chair Nominations and Corporate Governance Committee	July 2021
Richard Levychin	65	Director, Audit Committee Chair, M&A Committee Member	July 2021
Richard S. Wong	59	Chief Financial Officer	October 2018
Elaine Goldwater	52	Director	August 2023
Mauro Penella	58	President, AgriFORCE Brands, Chief Marketing Officer	July 15, 2021

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board of Directors following the annual meeting of shareholders and until their successors have been elected and qualified.

Jolie Kahn, Chief Executive Officer

Jolie Kahn has an extensive background in corporate finance and management and corporate and securities law. She has been the proprietor of Jolie Kahn, Esq. since 2002 and still practices law on a limited basis, including serving as U.S. securities counsel for the Company. Ms. Kahn has also acted in various corporate finance roles, including extensive involvement of preparation of period filings and financial statements and playing an integral part in public company audits. She also works with companies and hedge funds in complex transactions involving the structuring and negotiation of multi-million-dollar debt and equity financings, mergers, and acquisitions. Ms. Kahn has practiced law in the areas of corporate finance, mergers & acquisitions, reverse mergers, and general corporate, banking, and real estate matters. She has represented both public and private companies, hedge funds, and other institutional investors in their role as investors in public companies. She served as Interim CFO of GluoTrack, Inc. from 2019 – 2023 and has served, on a part time basis, as CFO of Ocean Biomedical, Inc. since February 2024. Ms. Kahn holds a BA from Cornell University and a J.D. magna cum laude from the Benjamin N. Cardozo School of Law.

David Welch, Chairman of the Board and Director

Mr. Welch is a businessman and lawyer who currently serves as the managing partner for ENSO LAW, LLP, a Los Angeles based International Intellectual Property and Regulatory law firm. He has overseen and conducted business transactions in the Caribbean, Europe, as well as Central and South America. As an attorney he has a broad base of experience in representing US, Canadian and Mexican corporate clients in the areas of litigation, intellectual property and government regulatory advisement and defense. Mr. Welch represents recognizable businesses, and notable intellectual property portfolios before United States Federal Court, California state courts and the USPTO and TTAB. He obtained his Juris Doctorate degree from Loyola Law School, Los Angeles with an emphasis on International Trade. He has also studied at the Universidad Iberoamericana in Baja, Mexico and the University of International Business and Economics in Beijing, China. Mr. Welch’s, who is also a registered aquaculturist, is conducting various studies of sustainable and regenerative agricultural practices in the Caribbean in partnership with local governments and businesses. He is suited to serve as our Chairman due to his long-standing experience in international intellectual property, international agriculture, and international business.

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William John Meekison, Director

Mr. Meekison is a career Chief Financial Officer and former investment banker. He has spent the last fifteen years serving in a variety of executive management and CFO roles with both private and public companies, currently as the CFO and Director of Exro Technologies Inc. (since October 2017), a technology company that creates energy management system, and CFO and Director of ArcWest Exploration Inc. (since December 2010), a mining exploration company in British Columbia. He is currently on the board of directors of Pike Mountain Minerals Inc. (since July 2018) and Quest Pharmatech Inc. (since November 2017). Prior to his position at Exro Technologies Inc., Mr. Meekison spent fifteen years in corporate finance with a focus on raising equity capital for North American technology companies, including nine years at Haywood Securities Inc. Mr. Meekison received his Bachelor of Arts from the University of British Columbia and is a Chartered Professional Accountant, Professional Logistician and Certified Investment Manager. He is suited to serve as a director due to his long time experience as a CFO.

Amy Griffith, Director

Amy Griffith, was appointed as a director in July 2021, concurrent with the completion of our IPO. Ms Griffith is Head of Government Relations & External Affairs for McCain Foods North America.  She leads McCains engagement with policymakers in the United States and Canada.  Previously, she led The Coca-Cola Company’s Public Affairs, Communications and Sustainability team for the North American Operating Unit’s North Zone.  Ms. Griffith was previously with Wells Fargo’s State & Local Government Relations team managing the Keystone Region encompassing Pennsylvania, Delaware and West Virginia. She was recruited to Wells Fargo’s Government Relations and Public Policy team in 2019. In this role, Griffith leads Wells Fargo’s legislative and political agenda in her region and manages relationships with a state and local policymakers and community stakeholders.

From 2008-2019, Griffith led government relations for sixteen states in the Eastern United States for TIAA for over a decade. In her role at TIAA, she successfully lobbied for multiple high-profile issues, including landmark pension reform legislation adopted in Pennsylvania. Prior to that, she worked in the aerospace, high tech, education, private and public sectors, and has managed multiple high-profile political campaigns at the local, state and national level.

She is a graduate of Gwynedd-Mercy College and holds a Bachelor of Arts in History. Our Board has determined that Ms. Griffith is well qualified to serve as a director due to her significant experience in government relations and politics and years of experience working with companies in both the private and public sectors.

Mr. Richard Levychin, Director

Richard Levychin, CPA, CGMA, was appointed as a director on July 2021, concurrent with the completion of our IPO. Mr. Levychin is a Partner in Galleros Robinson’s Commercial Audit and Assurance practice where he focuses on both privately and publicly held companies. Prior to taking this position in October 2018, Richard was the managing partner of KBL, LLP, a PCAOB certified independent registered accounting firm, since 1994. Mr. Levychin has over 25 years of accounting, auditing, business advisory services and tax experience working with both privately owned and public entities in various industries including media, entertainment, real estate, manufacturing, not-for-profit, technology, retail, technology, and professional services. His experience also includes expertise with SEC filings, initial public offerings, and compliance with regulatory bodies. As a business adviser, he advises companies, helping them to identify and define their business and financial objectives, and then provides them with the on-going personal attention necessary to help them achieve their established goals.

Mr. Levychin has written articles on a wide range of topics, which have been featured in several periodicals including Dollars and Sense, New York Enterprise Report, Black Enterprise Magazine, Forbes, Business Insider, and The Network Journal. He has also conducted seminars on a wide range of business topics including SEC matters and taxation for several organizations including the Black Enterprise Entrepreneurs Conference, the Entrepreneurs’ Organization (New York chapter) and the Learning Annex.

Mr. Levychin is a member of several organizations including the New York State Society of Certified Public Accountants, the National Association of Tax Professionals, and the American Institute of Certified Public Accountants (AICPA). Richard was a founding member of the AICPA’s National Diversity and Inclusion Commission. Richard is a member and a former board member of the New York Chapter of the Entrepreneurs’ Organization (“EO”), a dynamic, global network of more than 14,000 business owners in over 50 countries.

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In 2018 Mr. Levychin was a recipient of the 5 Chamber Alliance MWBE Award from the Manhattan Chamber of Commerce. In 2016 Richard was presented with the 2016 Arthur Ashe Leadership Award. In 2015 Richard was presented by his alma mater Baruch College with the Baruch College Alumni Association’s “Alumni Leadership Award for Business”. In 2013 Richard received the title of Best Accountant from The New York Enterprise Report. Mr. Levychin is a past winner of The Network Journal’s prestigious “40 Under 40” award.

He is a graduate of Baruch College, where he received a Bachelors in Business Administration Degree (Accounting).

Our Board has determined that Mr. Levychin is well suited to serve on our Board due to his decades of experience as the managing partner of a PCAOB certified independent registered accounting firm, which included decades of expertise with SEC filings and initial public offerings.

Richard Wong, Chief Financial Officer

Mr. Wong, who works full time for the Company, has over 25 years of experience in both start-up and public companies in the consumer goods, agricultural goods, manufacturing, and forest industries. Prior to joining the Company in 2018, he was a partner in First Choice Capital Advisors from 2008-2016 and a partner in Lighthouse Advisors Ltd. from 2016-2018. Mr. Wong has also served as the CFO of Emerald Harvest Co., Dan-D Foods, Ltd., and was the Director of Finance and CFO of SUGOI Performance Apparel and had served positions at Canfor, Canadian Pacific & other Fortune 1000 companies. Mr. Wong is a Chartered Professional Accountant, and a member since 1999. Mr. Wong has a Diploma in Technology and Financial Management from the British Columbia Institute of Technology.

Elaine Goldwater, Director

Elaine Goldwater is an executive in the Bio-Pharmaceutical Industry. She is the Senior Director of Marketing, Endocrinology at Recordati Rare Diseases. Offering 20 plus years of experience creating and launching complex global marketing strategies in the competitive pharmaceutical industry, she offers a talent for guiding informed decision-making, leading strategic planning and strategic operations, and delivering double-digit growth and transform across high-value product portfolios. Most recently driving her business unit to over 50% growth in 6- months.

Her expertise includes deep knowledge of the product lifecycle from pre-clinical/early-stage development through launch, loss of exclusivity (LOE), line-extension, and late lifecycle products. In addition, Elaine’s mastery of country and global operations is leveraged with a background in building market archetypes, shared best practices, and profitable strategy and execution models. She drives end to end commercial strategy creation and execution through a collaborative cross functional process that delivers above brand performance driving to growing net revenue and ensuring patient access. She has brought this strategic expertise into strategy development and into market execution driving double digit growth and across multiple disease categories from Cushing Disease, Acromegaly, Infectious Disease (antibiotic, anti-fungal, HIV, HPC); Contraception, hematology, oncology, respiratory, diabetes and urology. Additionally, Elaine has expertise in orphan drug and rare disease filing, launching, and marketing execution.

She is especially adept at motivating and uniting cross-functional headquarter global and country teams toward common goals. By gathering input from internal and external customers and engaging with scientific leader, HCPs, Patients, patient advocacy, and payors, she innovates solutions, shape and articulate our vision, and generate buy-in across an enterprise. From August 2019-August 2022, Ms. Goldwater was a Director of Global Marketing for Merck & Co., Inc. (across two product lines), and from December 2022 to present, she has been a USA Marketing, Senior Director of Marketing for Endocrinology for Recordati Rare Diseases, Inc. The Board and Company believe that Ms. Goldwater is qualified to serve as a Director due to her long term experience as a high level marketing executive.

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Mauro Penella, President AgriFORCE Brands

Mr. Pennella is a consumer products veteran with more than 30 years of experience in the consumer-packaged goods industry. From May 2018 until January 2021, he was Chief Growth & Sustainability Officer at McCain Foods, a Canadian multinational frozen food company. In that role, he was responsible for global marketing, sales, research and development (R&D) and sustainability. From October 2014 to April 2018, Mr. Pennella served as the President, International of Combe Incorporated, a personal care products company where he oversaw the international division, R&D and the internal advertising agency. He was also a member of the Executive Committee at Combe Incorporated, where he was responsible for the P&L—overseeing eight subsidiaries with more than 100 employees around the world. Prior to that, Mr. Pennella led the Retail and International businesses at Conagra’s Lamb Weston division and developed his career at Diageo and Procter & Gamble. Mr. Pennella received a Master of Business from Audencia, a premier European business school, as well as an M.A.B.A. in Marketing and Finance from The Ohio State University Fisher College of Business.

Our philosophy as to the structure of our management team is a follows:

Employee Title	Description of Employee Duties and Responsibilities

Chief Executive Officer (Jolie Kahn)	The Chief Executive Officer in partnership with the Board, is responsible for the success of the organization, making high-level decisions about the Company’s policies and strategy. Together, the Board and CEO assure the accomplishment of the Company’s vision and mission, and the accountability of the Company to its stakeholders and shareholders. The Board delegates responsibility for management and day-to-day operations to the CEO, and he has the authority to carry out these responsibilities, in accordance with the direction and policies established by the Board.

Chief Financial Officer (Richard Wong)	As a key member of the Executive team, the CFO reports to the CEO and assumes an overall strategic role in the Company. The CFO participates in driving the organization towards achieving its objectives whilst building the Finance and Administration function by demonstrating ethical leadership and business integrity. The CFO will ensure risk management is put in place with responsibility over internal controls to ensure transactions are done to prevent fraud while being cost efficient. In so doing, the incumbent will balance short term concerns and pressures, such as managing cash, liquidity and profitability with long-term vision and sustainable Company success. The CFO will work closely with the CEO and the rest of the Executive team to drive and manage change and innovation in a quickly evolving and changing industry landscape whilst fulfilling stewardship responsibilities. In so doing the CFO will ensure effective compliance and control and respond to regulatory developments and financial reporting obligations. Directly responsibility includes accounting, finance, forecasting, costing, property management, deal analysis and negotiations, compliance, financing and capital markets activities.

President AgriFORCE Brands & Chief Marketing Officer (Mauro Penella)

Reporting to the CEO, the President of AgriFORCE Brands Division and CMO of AgriFORCE is responsible for developing and executing a clearly defined commercial strategy, including branding, competitive positioning and M&A to leverage the AgriFORCE cultivation IP and solutions across multiple agriculture verticals which include foods, plant based proteins, cannabis, plant based nutraceuticals and plant based vaccines; in a manner that supports consistent business growth, robust financial returns and establishes brand equity and awareness to provide consumers and businesses more sustainable and better-quality products and ingredients.

This position is responsible for strategy, planning, organizing, staffing, training and managing all functions to achieve the Company’s objectives of sales, growth, profitability, and visibility while ensuring a consistent marketing message and position consistent with the corporate direction across all of the Company’s brands and or offerings.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and also to other employees. Our Code of Business Conduct and Ethics can be found on the Company’s website at www.agriforcegs.com.

Family Relationships

None.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Term of Office

Our Board of Directors is comprised of five directors, of which all five seats are currently occupied, and all directors will serve until the 2025 annual meeting of shareholders (if reelected) and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

Director Independence

Amy Griffith, Richard Levychin, John Meekison and Elaine Goldwater are “independent” directors based on the definition of independence in the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”).

Committees of the Board of Directors

Our Board has established three standing committees: an audit committee, a nominations and corporate governance committee, and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.agriforcegs.com.

Audit Committee

The Audit Committee members are currently John Meekison and Elaine Goldwater, with Richard Levychin as Chairman. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

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Nominating and Governance Committee

The Nominating and Corporate Governance Committee members are currently Elaine Goldwater and Richard Levychin, with Amy Griffith as Chairman. The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the Annual Meeting of shareholders, subject to approval by the Board.

Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are currently John Meekison, Amy Griffith, with David Welch as Chairman. All of the members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Compensation Committee Charter is available on the Company’s website at http://www.agriforcegs.com/. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

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Changes in Nominating Procedures

None.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we traditionally determined that it is in the best interests of the Company and its shareholders to no longer combine these roles and currently these roles are separated.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act and without conducting any independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2020, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our common stock filed all required reports on a timely basis.

EXECUTIVE COMPENSATION

Executive Compensation for our named executive officers as of December 31, 2023:

Name & Principal Position	Year	Salary	Bonus		Share-Based Awards	Option-Based Awards	All Other Compensation	Total Compensation
Richard S. Wong,	2023	264,041	-		179,004	42,148	1,793	486,986
Chief Financial Officer	2022	295,216	134,696	[a]	86,456	28,831	1,741	546,940
Mauro Pennella	2023	259,317	-		158,105	25,544	1,793	444,759
Chief Marketing Officer, President AgriFORCE™ Brands	2022	268,962	-		115,269	45,593	1,741	431,565
Troy T. McClellan,	2023	231,755	-		74,091	-	1,656	307,502
Former President Design & Construction	2022	246,732	69,162	[b]	76,846	30,132	1,741	424,613
Ingo W. Mueller,	2023	289,025	-		86,744	-	-	375,769
Former Chief Executive Officer	2022	392,464	375,718		359,881	6,866	1,741	1,136,670

(a)	Bonus was paid out $101,022 in shares and $33,674 in cash.
(b)	Bonus was paid out $69,162 in shares
(c)	Some share-based awards were issued net of income taxes. The Company repurchased shares on the issuance date to remit as income taxes to the appropriate government revenue service agencies.

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Employment and Related Agreements

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors as of December 31, 2023. The following is a description of our current executive employment agreements:

Agreements with Our Named Executive Officers

We have entered into written employment agreements with each of our named executive officers, as described below. Each of our named executive officers has also executed our standard form of confidential information and invention assignment agreement.

Employment Agreement with Richard Wong

Effective August 1, 2021, the Board of Directors of AgriFORCE Growing Systems, Ltd. (the “Company”) entered into a new employment agreement with Richard Wong that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement, as its Chief Executive Officer. Under the terms of this agreement, Mr. Wong is entitled to an annual base salary of CDN $339,406 per year, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Wong’s base salary each year. Mr. Wong shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $112,505 Cdn of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Wong to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of 30% of base salary at target and up to 100% of base salary based on performance targets established by the Board from time to time; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers. Mr. Wong will be entitled to receive 15% of the new options to be allocated upon the exercise of the current granted options. These options shall be granted at the IPO price and as soon as practicable. Based on current recommendations from management it is expected that the number of options to be granted to Wong as of the effective date of this agreement, will be approximately 114,000 to be vested over 3 years.

Pursuant to the employment, regardless of the manner in which Wong’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Wong, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Wong automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Employment Agreement with Mauro Penella

On July 15, 2021, the Company entered into an employment agreement with Mr. Pennella that continues unless and until such employment is terminated by either party pursuant to the terms of the agreement. Under the terms of this agreement, Mr. Pennella is entitled to an annual base salary of CDN$350,000 beginning on July 15, 2021, and is subject to annual reviews where the Company at its discretion may increase, but not decrease, Mr. Pennella’s base salary each year. Mr. Pennella shall also receive on an annual basis, payable quarterly in arrears on the last trading day of each calendar quarter, $150,000 of common shares of the Company, at a price per share equal to the volume weighted average price of a common share of the Company listed on the Nasdaq Capital Market for the five trading days preceding the date of issuance, The employment agreement also entitles Mr. Pennella to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus of up to 100% of base salary; based on performance targets established by the Board from time to time at the sole discretion of the Board and as determined by the Compensation Committee once established or otherwise by the Board commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in health benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

Pursuant to the employment, regardless of the manner in which Pennella’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary, other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his agreement with us described above.

The Company is permitted to terminate the employment of Mr. Pennella, for the following reasons: (1) death, (2) Termination for Cause (as defined below) or (3) for no reason. The employment of Mr. Pennella automatically terminates upon determination of permanent disability, provided that the disability renders the executive officer incapable of performing his or her duty.

Each officer is permitted Termination for Good Reason (as defined below) of such officer’s employment. In addition, each such officer may terminate his or her employment upon written notice to the Company 30 days prior to the effective date of such termination. In the event of such officer’s Termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a Termination for Good Reason, such officer shall be provided certain benefits provided in the employment agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period subsequent to the effective date of termination. In the event of such officer’s termination without Cause, the officer shall be entitled to severance in lieu of notice equal to six months of the then base salary, benefits continuation for a period of three months following the termination date and payment of any outstanding and accrued vacation pay and expenses, as applicable.

Under the employment agreements, “Cause” means: any material breach of the employment agreement, and any act, omission, behavior, conduct or circumstance of the Executive that constitutes just cause for dismissal of the Executive at common law, including an act involving gross negligence, or willful misconduct, commission or a felony, becoming bankrupt, or any material omission in the performance of Services, or the doing or condoning any unlawful or manifestly improper act. “Good Reason” means: (i) a material reduction in Executive’s salary or benefits (excluding the substitution of substantially equivalent compensation and benefits), other than as a result of a reduction in compensation affecting employees of the Company, or its successor entity, generally; (ii) a material diminution in Executive’s duties or responsibilities, provided however, that, a mere change in title or reporting relationship alone shall not constitute “Good Reason;” or (iii) relocation of Executive’s place of employment to a location more than 50 miles from the Company’s office location.

If within twelve (12) months following a change of control (as defined in the employment agreement), the officer’s employment is terminated (1) involuntarily by the Company other than for Cause, (2) death, or (3) by such officer pursuant to a Voluntary Termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits:

1.	a lump sum payment in the amount equal to twelve months of the then Base Salary;
2.	any outstanding Vacation pay as at the Effective Date of Termination;
3.	any outstanding Expenses as at the Effective Date of Termination; and
4.	maintain the Executive’s then Group Benefits for a period of three months from the Effective Date of Termination.

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Outstanding Equity Awards at December 31, 2023

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Richard S. Wong	476	477	-	57.00	18-Nov-27
Richard S. Wong	722	-	-	237.50	30-Jun-26
Richard S. Wong	1,303	202	-	350.00	31-May-26
Richard S. Wong	4,567	13,701	-	4.50	12-Sept-28
Troy T. McClellan (former President)	500	496	-	57.00	18-Nov-27
Troy T. McClellan (former President)	511	-	-	237.50	30-Jun-26
Troy T. McClellan (former President)	920	189	-	350.0	31-May-26
Mauro Pennella	752	755	-	57.00	18-Nov-27
Mauro Pennella	768	8,304	-	4.50	12-Sept-28

Directors’ Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2023 awarded to, earned by or paid to our directors. The value attributable to any warrant awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.

Name	Year	Fees Earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)
Amy Griffith	2023	30,000	-	6,087	-	-	-	36,087
	2022	30,000	-	20,263	-	-	-	50,263

Richard Levychin	2023	40,000	-	6,087	-	-	-	36,087
	2022	40,000	-	20,263	-	-	-	60,263

John Meekison	2023	32,500	-	7,240	-	-	-	39,740
	2022	30,000	-	20,263	-	-	-	50,263

David Welch	2023	32,500	-	7,240	-	-	-	39,740
	2022	30,000	-	20,263	-	-	-	50,263

Elaine Goldwater	2023	7,500	-	-	-	-	-	7,500
	2022	-	-	-	-	-	-	-

Margaret Honey (former director)	2023	7,500	-	-	-	-	-	7,500
	2022	-	-	-	-	-	-	-

Stock Option Plan

The Company adopted a stock option plan originally on December 12, 2018 (the “Option Plan”), as amended, under which the committee of the Board (the “Committee”) may from time to time in its discretion, grant to directors, officers, employees and consultants of the Company non-transferable options to purchase common shares (“Options”). As of the date of this statement, the Company has 61,712 Options outstanding. The Option Plan was approved by the shareholders of the Company on June 10, 2019.

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The principal purpose of the Option Plan is to advance the interests of the Company by encouraging the directors, employees and consultants of the Company and of its subsidiaries or affiliates, if any, by providing them with the opportunity, through options, to acquire Shares in the share capital of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive in their efforts on behalf of the Company in the conduct of its affairs.

The Plan will be administered by the Compensation Committee of our Board of Directors, once established, or by the full board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are eligible to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. The types of equity awards that may be granted under the Plan are: (i) incentive stock options (“ISOs”) and non-incentive stock options (“Non-ISOs”).

Eligibility

Any officer, director, employee or consultant of the Company or its wholly-owned subsidiaries (each as described in the Option Plan and each, an “Eligible Person”) is eligible to receive Options under the Option Plan. The Committee has full and final authority to determine the Eligible Persons who are granted Options under the Option Plan and the number of Shares subject to each Option.

Shares Subject to Option Plan

The maximum number of Shares which may be available for issuance under the Option will not exceed 15% of the total number of Shares issued and outstanding from time to time. The Option Plan is an “evergreen plan” and accordingly, any issuance of Shares from treasury, including the issuances of Shares in respect of which Options are exercised, and any expired or cancelled Options, shall automatically replenish the number of Shares issuable under the Option Plan.

The maximum number of Shares which may be issued or reserved for issuance to any one Person (as described in the Option Plan), and companies wholly-owned by that Person, under the Option Plan within any 12-month period shall not exceed 5% of the issued and outstanding Shares, calculated on the date an Option is granted to such Person.

Limits with Respect to Consultants and Employees or Consultants engaged in Investor Relations Activities

The maximum number of Options which may be granted to any one consultant under the Option Plan within any 12-month period, must not exceed 2% of the issued and outstanding Shares, calculated at the date an Option is granted to such consultant (on a non-diluted basis).

The maximum number of Options which may be granted to employees or consultants engaged in investor relations activities under the Option Plan within any 12-month period, must not exceed 2% of the issued and outstanding Shares, calculated on the date an Option is granted to any such investor relations person (on a non-diluted basis).

Exercise of Options

The exercise price of Options issued may not be less than the “Market Value” (as described in the Option Plan) of the Shares at the time the Option is granted. In addition, the exercise price will not be lower than as permitted by applicable stock exchange policies.

Subject to the provisions of the Option Plan and the particular Option, an Option may be exercised, in whole or in part, by delivering a written notice of exercise to the Company along with payment in cash or certified cheque for the full amount of the exercise price of the Shares then being purchased.

Term and Expiry Date

The period within which Options may be exercised and the number of Options which may be exercised in any such period are determined by the Committee at the time of granting the Options provided, however, that the maximum term of any Options awarded under the Option Plan is ten (10) years. The term and expiry date of any Options granted to a Ten Percent Shareholder Participant (as defined in the Option Plan) shall not exceed five (5) years from the date of grant.

Vesting

All Options granted pursuant to the Option Plan will be subject to the vesting requirements imposed by the Board at the time of grant of the Options.

Termination of Options

An optionee who ceases to be an Eligible Person for any reason, other than as a result of having been dismissed for cause or as a result of the optionee’s death, may exercise any vested and unexpired Options held by such optionee for a period of 30 days from the date of cessation (or until the normal expiry date of the Option rights of such optionee, if earlier), unless otherwise determined by the Committee and expressly provided for in the certificate representing the Options.

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In the event of a death of the optionee during the currency of the optionee’s Options, any Options theretofore granted to the optionee are exercisable by the optionee’s lawful personal representatives, heirs or executors until the earlier of one (1) year after the date of death of such optionee and the expiry date of the Options.

If an optionee ceases to be an Eligible Person as a result of having been dismissed for cause, all unexercised Options of that optionee under the Option Plan shall immediately become terminated and shall lapse.

In the event of terminated by the Company by reason of disability of an optionee, any Options held by such optionee shall be exercisable by such optionee or by the personal representative on or before the date which is the earlier of one year following the date of disability and the expiry date of options.

Non-Assignability and Non-Transferability

Options granted under the Option Plan will be non-assignable and non-transferable by an optionee other than pursuant to a will or by the laws of descent and distribution, and such Option shall be exercisable, during an optionee’s lifetime, only by the optionee.

Adjustments in Shares Subject to Option Plan

The Option Plan contains provisions for the treatment of Options in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or Shares of the Company. The Options granted under the Option Plan may contain such provisions as the Committee may determine with respect to adjustments to be made in the number and kind of Shares covered by such Options and in the exercise price in the event of such change.

The following table provides information with respect to options outstanding under our Plan as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	76,114	$41.75	2,181,280
Equity compensation plans not approved by security holders	-	-	-
Total	76,114	$41.75	2,181,280

Non-Employee Director Remuneration Policy

Upon a Nasdaq listing, the directors’ compensation will be set at $30,000 each, which includes all committee participation, while the chairman of the Board and the chair of the Audit Committee will receive $40,000 each. It is anticipated that these payments will all be made in cash.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. We do not report on this compliance.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Elaine Goldwater, John Meekison and Richard Levychin, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.agriforcegs.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K (starting with fiscal year ending December 31, 2023) and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2023, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

THE AUDIT COMMITTEE:

Richard Levychin (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, and not for purposes of required disclosure, which will be all related party transactions, even if less than $120,000, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common shares, including any of their immediate family members and any entity owned or controlled by such persons.

At present, we have appointed three independent directors to the N&CG Committee. As a result, our Chief Financial Officer, Richard Wong, must present information regarding a proposed related-party transaction to the Nominating and Corporate Governance Committee. Under the policy, where a transaction has been identified as a related-party transaction, Mr. Wong must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee takes into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction, and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Except as set forth below, we have not had any related party transactions, regardless of dollar amount:

During the year ended December 31, 2023 and 2022, the Company incurred $11,984 and $79,457, respectively, to our U.S. general counsel firm, Enso Law against legal services, a corporation controlled by a director of the Company.

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PROPOSAL NO. 1

THE ELECTION OF FIVE DIRECTORS

General

In accordance with our articles, our Board of Directors has set the number of directors at five (5) for the ensuing year. Accordingly, five directors are to be elected at this Annual Meeting to serve until the 2024 Annual Meeting of shareholders or until a successor has been elected and qualified for each. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of the directors requires a plurality of the votes cast at the Annual Meeting. As the Company has grown, the Board determined in connection with the completion of our IPO to have a total of five directors as set forth below to have a full complement of independent directors.

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Company or, if no director is then elected, until a successor is elected.

Advance Notice Provisions

The Articles of the Company include advance notice provisions (the “Advance Notice Provisions”) that provide that only directors who have been nominated in accordance with the Advance Notice Provisions may be nominated for election to the Board of Directors. The Advance Notice Provisions provide Shareholders, directors and management of the Company with a clear framework for nominating directors. Among other things, the Advance Notice Provisions fix a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in such notice to the Company for the notice to be in proper written form.

As of the date hereof, the Company has not received notice of a nomination in compliance with the Company’s Articles and, as such, other than nominations that may be received by the Company in compliance with the Advance Notice Provisions, any nominations which are not nominations by or at the direction of the Board, or an authorized officer of the Company, will be disregarded at the Meeting.

Management’s Director Nominees

The following table sets forth the nominees for the directors on the Board of Directors. It also provides certain information about the nominees as of the Record Date. Board committee assignments will be reviewed and reassigned as appropriate after the 2024 Annual Meeting.

Nominees for Director

Name	Age	Position	Served Since

William J. Meekison	60	Director, Co-Chairman, Audit Committee and Compensation Committee	June 2019

David Welch	42	Director, Co-Chairman, Audit Committee and Nominations and Corporate Governance Committee	June 2019

Amy Griffith	52	Director, Chair, Compensation Committee, Chair Nominations and Corporate Governance Committee	July 2021

Richard Levychin	65	Director, Audit Committee Chair, Nominations and Corporate Governance Committee, Compensation Committee	July 2021

Elaine Goldwater	52	Director, Audit Committee	October 2023

All directors’ bios are as set forth above under Management

Vote Required

Election of the directors requires a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

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PROPOSAL NO. 2

THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024

The Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered certified public accounting firm for the fiscal year 2024 and has further directed that the selection of Marcum be submitted to a vote of shareholders at the Annual Meeting for ratification. Marcum has been the Company’s auditor since 2020.

If the appointment of Marcum is not ratified, the Board will propose an alternate accounting firm to act as auditor of the Company for approval by shareholders.

Representatives of Marcum are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Aggregate fees billed to us by Marcum LLP, the Company’s principal independent accountants, during the last two fiscal years were as follows:

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of services by our independent auditors that, including accounting consultations on transaction related matters including work related to our S-1 fillings, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

During the years ended December 31, 2023 and 2022, Marcum LLP did not incur fees for any other professional services.

All services provided by the Company’s independent auditor were approved by the Company’s Audit Committee.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD RECOMMENDS A VOTE “FOR” TO RATIFY THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

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PROPOSAL NO. 3 –

PROPOSAL 3: APPROVAL OF REVERSE STOCK SPLIT OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IN A RANGE OF 1:15 TO 1:100

Our Board of Directors has determined that it is advisable and in our and our stockholders’ best interests that the Board of Directors be granted the authority to implement, in its sole discretion, a reverse stock split of the outstanding and treasury shares of our common stock at a specific exchange ratio set by the Board of Directors, at a range of ratios from 1-for-15 to 1-for-100, in the discretion of the Board of Directors and to be announced by press release or 8-K, and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing (but not later than December 31, 2025) (the “Reverse Split Proposal”). Accordingly, stockholders are asked to approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split consistent with such terms and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing and ratio (within the set of ratios listed above).

The Board of Directors strongly believes that the reverse stock split is necessary for the following reason:

To regain compliance with continued listing standards for the Nasdaq Capital Market – our Board believes it would be in our stockholders’ best interests for our Common Stock to regain compliance with the Nasdaq minimum bid price requirement. On June 24, 2024, AgriFORCE Growing Systems, Ltd. (the “Company”) received a Staff Listing Determination Letter from Nasdaq pursuant to which the Staff has determined that as of June 21, 2024, the Company’s common shares had a per share closing bid price of $0.10 or less for ten consecutive trading days (the Company’s bid price has closed at or below $0.10 per share from June 6, 2024, through June 21, 2024). Nasdaq has granted the Company an exception to comply with the bid price rule as follows:

1. On or before August 1, 2024, the Company shall obtain Board of Directors approval for a reverse stock split, which was received as of that date;

2. On or before September 30, 2024, the Company shall obtain shareholders approval for a reverse stock split at a ratio that satisfies the minimum requirement in the Bid Price Rule;

3. On or before October 9, 2024, the Company shall effect a reverse stock split and, thereafter, maintain a $1 closing bid price for a minimum of ten consecutive business days;

4. On or before October 22, 2024, the Company shall have demonstrated compliance with the Bid Price Rule, by evidencing a closing bid price of $1 or more per share for a minimum of ten consecutive trading sessions.

The Board of Directors has unanimously approved a resolution proposing an amendment to our amended and restated certificate of incorporation to allow for the reverse stock split and directed that it be submitted for approval by consent in lieu of a special meeting of shareholders.

The Board of Directors believes that it is critical to the future viability of the Company that you vote “FOR” the Proposal.

Should we receive the required stockholder approval for the Reverse Split Proposal, the Board of Directors will have the sole authority to elect, without the need for any further action on the part of our stockholders: (1) whether or not to effect a reverse stock split, and (2) if so, the number of whole shares, from 15 through 100, in the discretion of the Board of Directors, which will be combined into one share of our common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Province of British Columbia not to effect the reverse stock split on or prior to December 31, 2025, as permitted under applicable law. If the Board of Directors does not implement a reverse stock split on or prior to December 31, 2025, stockholder approval again would be required prior to implementing any reverse stock split.

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In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval, the Board of Directors may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the reverse stock split on the trading market for our Common Stock in the short- and long-term;

●	our ability to maintain listing on The NASDAQ Capital Market;

● which reverse stock split ratio would result in the least administrative cost to us; and

● prevailing general market and economic conditions.

Certain of our officers and directors have an interest in the reverse stock split as a result of their ownership of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price or that any increase will be maintained over any significant period of time. The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock. However, the effect of a reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances does not indicate a likelihood that our stock price will be maintained at any higher level. It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain at any specified level for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect a reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

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Current stockholders will likely experience dilution as a result of the Reverse Stock Split. There is a trend for our stock price to decrease after a reverse stock split. This is likely as a result of the availability of more shares issued as a result of our anticipated future financing needs. As the number of shares available in the market increases, the price tends to decrease. We are unable to predict if, when and to what magnitude dilution will occur; however, there is a substantial likelihood that significant dilution will occur based on historical data.

The proposed reverse stock split may decrease the liquidity of our stock. The liquidity of our capital stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the reverse stock split to have any anti-takeover effects.

The Board of Directors believes that the consummation of the proposed reverse stock split is essential to our ability to maintain the listing of the Common Stock. Nevertheless, this is likely to result in substantial further dilution to current holders of shares of Common Stock and erosion of our stock price.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of Common Stock. Except to the extent that whole shares will be exchanged in lieu of fractional shares as described below, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us and proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split, except to the extent that whole shares will be exchanged in lieu of fractional shares as described below.

The following table contains approximate information relating to the Common Stock under the low end, high end and midpoint of the proposed range of reverse stock split ratios, without giving effect to any adjustments for fractional shares of Common Stock, as of August 14, 2024 (and without giving effect to the Authorized Share Increase):

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Unissued
Pre-Reverse Stock Split	unlimited
Post-Reverse Stock Split 1:15	unlimited
Post-Reverse Stock Split 1:25	unlimited
Post-Reverse Stock Split 1:100	Unlimited

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We maintain a Stock Incentive Plan (the “Plan”) pursuant to which we have granted stock options and restricted shares that are presently outstanding, and additional equity incentive compensation awards may be granted in the future under the Plan. Pursuant to the terms of the Plan, the Board of Directors or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plan, the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the reverse stock split.

In addition, proportionate adjustments will be made to the per share exercise price of all outstanding warrants to purchase shares of our Common Stock, as well as to the numbers of each.

If the proposed reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

After the effective date of the reverse stock split, our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split will not affect the registration of the Common Stock under the Securities Exchange Act. Our Common Stock would continue to be reported on the OTCQB under the symbol “IGAP,” although the OTCQB will add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the reverse stock split to indicate that the reverse stock split had occurred.

Effective Date

The proposed reverse stock split would become effective on the date of filing of a certificate of amendment to our articles in British Columbia. On the effective date, shares of Common Stock issued and outstanding and the shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board of Directors within the limits set forth in this proposal.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Record and Beneficial Stockholders

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of our Common Stock they hold after the reverse stock split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the reverse stock split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for post-reverse stock split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split rounded up to the nearest whole share. No new post-reverse stock split share certificates, including those representing whole shares to be issued in lieu of fractional shares, will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

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Accounting Consequences

The par value per share of Common Stock would remain unchanged after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury will also be reduced proportionately based on the exchange ratio of the reverse stock split. We will reclassify prior period per share amounts and the Consolidated Statements of Stockholders’ Equity for the effect of the reverse stock split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Certain Material U.S. Federal Income Tax Consequence of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split to our stockholders who are United States holders, as defined below. This summary is general in nature and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any U.S. federal non-income, state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, real estate investment trusts, real estate mortgage investment conduits, foreign entities, nonresident alien individuals, broker-dealers, stockholders whose functional currency is not the U.S. dollar, partnerships (or other entities classified as partnership for U.S. federal income tax purposes, S corporations or other flow-through entities for U.S. federal income tax purposes, and tax-exempt entities. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging constructive sale or conversion transaction for federal income tax purposes. This summary also assumes that you are a United States holder (defined below) who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the reverse stock split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and of which one or more “U.S. persons” (as defined in the Code) has the authority to control all substantial decisions, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

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The following discussion is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and administrative rulings and practice, all as of the date hereof, all of which are subject to change, potentially with retroactive effect which could adversely affect the accuracy of the statements and conclusions set forth herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the reverse stock split, and there can be no assurance that the Internal Revenue Service would not take a position contrary to that discussed herein, nor that such contrary position would not be sustained.

Other than in respect of a fractional share that is rounded up to a full share, no gain or loss should be recognized by a United States holder upon such stockholder’s exchange of pre-reverse stock split shares of Common Stock for post-reverse stock split shares of Common Stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore. The United States holder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split. Although the matter is not clear, it is possible that United States holders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share will recognize gain, which may be characterized as either a capital gain or as a dividend, to the extent of the value of such rounded-up amount (i.e., less than one share).

No gain or loss will be recognized by us as a result of the reverse stock split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required

The Reverse Stock Split will be approved if the majority of issued and outstanding shares as of the Record Date  vote in favor of the proposal. As a result, abstentions will have no effect on this proposal. Broker non-votes are not expected to result from the vote on this proposal.

Voting Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL NO. 4 – 2024 EQUITY INCENTIVE PLAN

APPROVAL OF OUR 2024 PLAN

Overview of Action

We are seeking stockholder approval of our 2024 Plan by 15,000,000, or from 30,000,000 shares to 45,000,000 shares (the “Plan Amendment”), as discussed in further detail below. Our Board approved the Plan on August 10, 2024, subject to stockholder approval at the Annual Meeting. If the Plan Amendment is approved by stockholders, the Plan Amendment will be effective as of the Annual Meeting. Capitalized terms used in this Proposal No. 4 but not defined have the meanings ascribed to such terms in our 2024 Plan.

The purpose of our 2024 Plan is to enhance our ability to attract and retain the services of directors, officers, consultants, advisors, and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in our development and financial success. Without stockholder approval of this proposal, we believe our ability to attract and retain the services of directors, officers, consultants, advisors, and employees would be negatively impacted, and our recruiting, retention and incentive efforts would become more difficult.

Awards (as defined below) under our 2024 Plan will be granted in amounts and to individuals as determined by the Committee (as defined below) in its sole discretion. Therefore, the benefits or amounts that will be received by officers, directors, employees, and consultants under our 2024 Plan are not determinable at this time. However, we believe stockholder approval of the Plan Amendment would allow us to continue to attract and retain talented directors, officers, employees, and consultants.

Background of Our 2024 Plan

Our 2024 Plan will remain in effect until July 2028, unless terminated earlier by our Board.

Material Features of Our 2024 Plan

The material features of our 2024 Plan, as amended by the Plan Amendment, are summarized below. This summary is not a complete description of our 2024 Plan, and it is qualified in its entirety by reference to the complete text of our 2024 Plan document. Our 2024 Plan and the Plan Amendment are attached as Appendix A-1 and Appendix A-2 to this Proxy Statement, respectively.

Stock Subject to Our 2024 Plan

Subject to stockholder approval, the number of shares of Common Stock reserved under our 2024 Plan will be 30,000,000 shares. Shares of Common Stock subject to our 2024 Plan consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary, and such number of shares of Common Stock will be reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options, Warrants or Preferred Stock at the termination of our 2024 Plan will cease to be reserved for the purposes of our 2024 Plan, but until termination of our 2024 Plan we will at all times reserve a sufficient number of shares of Common Stock to meet the requirements of our 2024 Plan.

Administration

Our Board appointed our Compensation Committee as the administrator of our 2024 Plan. In the event that for any reason the Compensation Committee is unable to act, or if our Board otherwise determines to administer the 2024 Plan, then the 2024 Plan will be administered by our Board. In either such case, such 2024 Plan administrator is herein referred to as the “Committee.”

Eligibility

The 2024 Plan provides for the grant of Options, Warrants, Restricted Stock, Preferred Stock, or RSUs (collectively, “Awards”) to our, or any Subsidiary’s, directors, officers, employees, consultants and advisors (each, a “Participant” and collectively, “Participants”); provided that Incentive Options or Incentive Warrants may only be granted to our employees and any Subsidiary’s employees. As of August 10, 2024, ___ employees (including each of our executive officers) and 5 non-employee directors are eligible to participate in our 2024 Plan.

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In selecting Participants, and in determining the number of shares to be covered by each Option or Warrant or award of Restricted Stock, Preferred Stock or RSU granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to us, the Participant’s degree of responsibility for and contribution to our growth and success, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock, Preferred Stock, RSU or Warrant, under our 2024 Plan, may be granted additional Options, Warrants, Restricted Stock, Preferred Stock, or RSUs, as determined by the Committee.

Forms of Awards

The following is a description of the Awards permitted to be issued under our 2024 Plan.

Terms and Conditions of Options

Options awarded under our 2024 Plan are designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. The purchase price of each share of Common Stock purchasable under an Incentive Option will be determined by the Committee at the time of grant, but will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock will be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted.

The term of each Option is fixed by the Committee, but no Option will be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option will be exercisable more than five years after the date such Incentive Option is granted.

Terms and Conditions of Warrants

Warrants awarded under our 2024 Plan will be designated in an Award Agreement as either an Incentive Warrant or a Non-Qualified Warrant. The purchase price of each share of Common Stock purchasable under an Incentive Warrant is determined by the Committee at the time of grant, but will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Warrant is granted; provided, however, that with respect to an Grantee who, at the time such Incentive Warrant is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock will be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Non-Qualified Warrant will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Warrant is granted.

The term of each Warrant is fixed by the Committee, but no Warrant will be exercisable more than ten years after the date such Warrant is granted and in the case of an Incentive Warrant granted to an Grantee who, at the time such Incentive Warrant is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Warrant will be exercisable more than five years after the date such Incentive Warrant is granted.

Terms and Conditions of Restricted Stock

Restricted Stock may be granted to Participants at any time as determined by Committee in its sole discretion. Subject to our 2024 Plan, the Committee has complete discretion to determine (i) the number of shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

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The Committee, subject to the provisions of our 2024 Plan, has complete discretion to determine the terms and conditions of Restricted Stock granted under our 2024 Plan; provided that Restricted Stock may only be issued in the form of shares. Restricted Stock grants are subject to the terms, conditions, and restrictions determined by the Committee at the time the stock or the RSU is awarded. Any certificates representing the shares of stock awarded will bear such legends as determined by the Committee.

Terms and Conditions of Preferred Stock

Preferred Stock may be granted to Participants at any time as determined by Committee in its sole discretion. Subject to our 2024 Plan, the Committee has complete discretion to designate the number of shares of Preferred Stock authorized by our Board on the terms and conditions determined by the Committee. The Committee will determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to our 2024 Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of our 2024 Plan with respect to the issuance of any Preferred Stock.

We may not effect any conversion of Preferred Stock issued under our 2024 Plan, and no Participant has the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing, the number of shares of Common Stock beneficially owned by a Participant and its affiliates includes only the number of shares of Common Stock issuable upon the shares of Preferred Stock being converted with respect to which the determination of such sentence is being made.

Terms and Conditions of RSUs

RSUs may be granted to Participants at any time as determined by Committee in its sole discretion. Subject to our 2024 Plan, the Committee has complete discretion to determine (i) the number of shares subject to a RSU award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of RSU.

The Committee, subject to the provisions of our 2024 Plan, has complete discretion to determine the terms and conditions of RSUs granted under our 2024 Plan; provided that RSUs may only be issued in the form of shares. RSU grants are subject to the terms, conditions, and restrictions determined by the Committee at the time the RSU is awarded. Any certificates representing the shares of stock awarded will bear such legends as determined by the Committee.

Transferability of Awards

Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, without the prior written consent of the Committee. If the Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate.

Merger or Change in Control

In the event of a Change in Control, the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option or Warrant will terminate within a specified number of days after notice to the Optionee or Grantee thereunder, and each such Optionee or Grantee will receive, with respect to each share of Common Stock subject to such Option or Warrant, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option or Warrant; such amount will be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee may determine in its sole discretion.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock, the Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under our 2024 Plan and in the number and option price of shares subject to outstanding Options or Warrants granted under our 2024 Plan, to the end that after such event each Optionee’s or Grantee’s proportionate interest will be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options or Incentive Warrants previously granted will not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments will also be made in the case of outstanding Restricted Stock, Preferred Stock and RSUs granted under our 2024 Plan.

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Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under our 2024 Plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options and Non-Qualified Warrants

No taxable income will be realized by the Participant upon the grant of a Non-Qualified Option or Non-Qualified Warrant. On exercise, the excess of the Fair Market Value of the stock at the time of exercise over the price of the Option or Warrant of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The Participant’s tax basis for stock acquired upon exercise of a Non-Qualified Option or Warrant will be equal to the price paid for the stock, plus any amounts included in income as compensation. If the Participant pays the exercise price of an option or Warrant in whole or in part with previously owned shares of Common Stock, the Participant’s tax basis and holding period for the newly acquired shares is determined as follows: As to a number of newly acquired shares equal to the number of previously owned shares used by the Participant to pay the exercise price, no gain or loss will be recognized by the Participant on the date of exercise and the Participant’s tax basis and holding period for the previously owned shares will carry over to the newly acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously owned shares. As to each remaining newly acquired share, the Participant’s tax basis will equal the fair market value of the share on the date of exercise and the Participant’s holding period will begin on the day after the exercise date. The Participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of Common Stock. Special rules, discussed below under “Incentive Options and Incentive Warrants—Disposition of Incentive Option Shares and Incentive Warrants Shares,” will apply if a Participant surrenders previously owned shares acquired upon the exercise of an incentive option or incentive Warrant that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a Non-Qualified Option or Non-Qualified Warrant.

Disposition of Option Shares and Warrant Shares

When a sale of the acquired shares occurs, a Participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option or Warrant.

Incentive Options and Incentive Warrants

The grant of an Incentive Option or Incentive Warrant will not result in any federal income tax to a Participant. Upon the exercise of an Incentive Option or Incentive Warrant, a Participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the Participant for the year in which the Option or Warrant is exercised. As a result of the exercise a Participant’s federal income tax liability may be increased. If the holder of an Incentive Option or Incentive Warrant pays the exercise price, in full or in part, with shares of previously acquired Common Stock, the exchange should not affect the Incentive Option or Incentive Warrant tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the Participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The Participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive option or incentive Warrant holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the Common Stock is issued to the Participant upon exercise of the Incentive Option or Incentive Warrant. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option or Incentive Warrant, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

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Disposition of Incentive Option Shares and Incentive Warrant Shares. If the holder of Incentive Options or Incentive Warrants disposes of the stock acquired upon the exercise of an Incentive Option or Incentive Warrant (including the transfer of acquired stock in payment of the exercise price of another Incentive Option or Incentive Warrant) either within two years from the date of grant or within one year from the date of exercise, the Option or Warrant holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option or Incentive Warrant is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the Incentive Option or Incentive Warrant alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the Participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an Incentive Option or Incentive Warrant or disposition of stock acquired pursuant to such an exercise, except to the extent that the Option or Warrant holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A Participant who receives a stock grant under our 2024 Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a Participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the Participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the Participant for the forfeited shares. Taxes are required to be withheld from the Participant at the time and on the amount of ordinary income recognized by the Participant. We will be entitled to a deduction at the same time and in the same amount as the Participant recognizes income.

Required Vote

The vote to our 2024 Plan requires the affirmative vote of a majority of the votes cast. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal No. 4. Abstentions will have no effect on the result of the vote on this proposal.

This proposal is considered a non-routine matter under applicable NYSE rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT TO OUR 2024 PLAN

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PROPOSAL NO. 5 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Secretary, AgriFORCE Growing Systems, Ltd. at 800-525 West 8th Avenue, Vancouver, BC V5Z 1C6, we will provide without charge to each person requesting a copy of our Prospectus on Form 424(b) in lieu of a 2024 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, the Company’s 2023 10-K is available on our Internet website at www.agriforcegs.com.

BY ORDER OF THE BOARD OF DIRECTORS

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EXHIBIT 1

2024 Equity Incentive Plan

2024 EQUITY INCENTIVE PLAN

1. Purpose of the Plan. This 2024 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to AgriFORCE Growing Systems, Ltd., a British Columbia corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2. Administration of the Plan. The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of The Nasdaq Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options, restricted stock (“Restricted Stock”), preferred stock which may or may not be convertible (“Preferred Stock”), restricted share units (“RSUs”), and warrants which may qualify as Incentive Warrants or Non-Qualified Warrants (as such terms are defined herein, collectively, “Warrants”), and to determine the terms and conditions of the respective agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

In lieu of grants of Options and Restricted Stock, the Committee has the full power to and authority under the Plan to designate Participants to receive shares of the Company’s Preferred Stock. Further, to the extent that the Committee shall determine that the issuance of Options, Restricted Stock, RSUs or Warrants to a Participant (as defined below) could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock of the Company upon the exercise of the Option or Warrant or the vesting of the Restricted Stock or RSU, as applicable, the Committee shall also have the full power and authority under the Plan to designate Participants to receive shares of the Company’s preferred stock in either a series of preferred that has already been authorized and designated by the Board or in a new series of preferred that shall be authorized and designated by the Board in accordance with the Company’s Amended and Restated Articles of Incorporation. The Committee shall determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to the Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements (which need not be identical) with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of the Plan with respect to the issuance of any Preferred Stock.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Restricted Stock, RSUs, Preferred Stock and Warrants (collectively, the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

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In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3. Designation of Optionees and Grantees. The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), Restricted Stock, Preferred Stock, RSUs or Warrants (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or Warrant or award of Restricted Stock, Preferred Stock or RSU granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock, Preferred Stock, RSU or Warrant, hereunder, may be granted additional Options, Restricted Stock, Preferred Stock, RSUs or Warrants, if the Committee shall so determine.

4. Stock Reserved for the Plan. Subject to adjustment as provided in Section 8 hereof, a total of 30,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options, Preferred Stock or Warrants at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or Warrant or award of Restricted Stock or RSU or conversion of Preferred Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option, Warrant, Restricted Stock, RSU or Preferred Stock, as applicable, may be subject to future Options, Warrants, Restricted Stock, RSUs or Preferred Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.A. Terms and Conditions of Options. Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on The Nasdaq Capital Market LLC or other principal securities exchange or OTC Bulletin Board on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5A(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

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(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5A(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

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(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5A(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock or Preferred Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5A(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

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(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5A(f) shall control. For purposes of this Section 5A(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A) the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

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(B) a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C) the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

B. Terms and Conditions of Warrants. Warrants may be issued under the Plan in the form of (a) warrants which qualify as Incentive Options (“Incentive Warrants”) or (b) warrants that do not qualify as incentive stock options (“Non-Qualified Warrants”). Warrants issued under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Warrant Grants. The Committee may grant Warrants to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine, subject to the provisions of the Plan. The term “Incentive Warrant” means a Warrant that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement. Any Warrant that is not specifically designated as an Incentive Warrant shall under no circumstances be considered an Incentive Warrant. Any Warrant that is not an Incentive Warrant is referred to herein as a “Non-Qualified Warrant.” The Committee may grant Incentive Warrants only to employees, and any grants of Warrants to any other key persons shall only be Non-Qualified Warrants.

(b) Warrant Exercise Price. Each Award Agreement with respect to a Warrant shall set forth the amount (the “Warrant Exercise Price”) payable by the Grantee to the Company upon exercise of the Warrant evidenced thereby. The Warrant Exercise Price per share shall be determined by the Committee; provided, however, that with respect to an Grantee who, at the time an Incentive Warrant is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of issuance. The purchase price of each share of Common Stock purchasable under a Non-Qualified Warrant shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date such Warrant is issued. The exercise price for each Warrant shall be subject to adjustment as provided in Section 8 below.

(c) Term. Subject to Section 5B(i) hereof, the term of each Warrant shall be fixed by the Committee, but no Warrant shall be exercisable more than ten (10) years after the date such Warrant is issued.

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(d) Exercisability. Subject to Section 5B(i) hereof, Warrants shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of issuance; provided, however, that in the absence of any Warrant vesting periods designated by the Committee at the time of issuance, Warrants shall vest and become exercisable as to one-third of the total number of shares subject to the Warrant on each of the first, second and third anniversaries of the date of issuance; and, provided further, that no Warrants shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as defined in Section 5A(c) hereof), the Committee may accelerate the vesting and exercisability of outstanding Warrants, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Warrant shall terminate within a specified number of days after notice to the Grantee thereunder, and each such Grantee shall receive, with respect to each share of Common Stock subject to such Warrant, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Warrant; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of this Section 5B(d), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 5A(c) hereof.

(e) Method of Exercise. Warrants to the extent then exercisable may be exercised in whole or in part from time to time as to all or part of the shares as to which such award is then exercisable, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after issuance, payment in full or in part may be made at the election of the Grantee (i) in the form of Common Stock owned by the Grantee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest), (ii) in the form of shares of Common Stock or Preferred Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the Warrant Exercise Price of the Warrant, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5B(b), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Warrant. A Grantee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of a Warrant at such time as the Grantee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(f) Non-transferability of Warrants. Warrants are not transferable and may be exercised solely by the Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Non-Qualified Warrant to (i) a trust for the benefit of the Grantee, (ii) a member of the Grantee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Warrant contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(g) Termination. Unless otherwise determined by the Committee at or after issuance, Warrants issued to the Grantee that have not vested shall be forfeited upon termination of the Grantee in accordance with Section 5A(f), (g), (h) and (i), as applicable. The Committee may provide (on or after issuance) that restrictions or forfeiture conditions relating to the Warrants will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Warrants.

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(h) Special Rules for Incentive Warrants. No Warrant that remains exercisable for more than three months following a Grantee’s termination of employment for any reason other than death (including death within three months after termination of employment or within one year after a termination of employment due to disability) or disability, or for more than one year following a Grantee’s termination of employment as the result of his becoming disabled, may be treated as an Incentive Warrant.

(i) Limitations of Incentive Warrants.

(i) Exercisability Limitation. The aggregate Fair Market Value, determined as of the date the Incentive Warrant is issued, of Common Stock for which Incentive Warrants are exercisable for the first time by any Grantee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(ii) 10% Owners. Notwithstanding the provisions of this Section 5B(d), an Incentive Warrant may not be issued under the Plan to an individual who, at the time the Warrant is issued, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiary (as such ownership may be determined for purposes of Section 422(b) (6) of the Code), unless (i) at the time such Incentive Warrant is issued the Warrant Exercise Price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the Incentive Warrant by its terms is not exercisable after the expiration of five (5) years from the date it is issuance.

6.A. Terms and Conditions of Restricted Stock. Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5A(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

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B. Terms and Conditions of Preferred Stock. In lieu of grants of Options, Warrants, Restricted Stock and RSUs, to the extent that the Committee shall determine that the issuance of Options, Warrants, Restricted Stock or RSUs to a Participant could cause the beneficial ownership by such Participant or its affiliates to exceed more than 9.99% of the total outstanding shares of Common Stock of the Company upon the exercise of the Option or Warrant or the vesting of the Restricted Stock or RSU, as applicable, Preferred Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock or RSU upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Preferred Stock unless and until all of the following conditions have been met (A) the Committee designates an award of Preferred Stock in a series of Preferred Stock that has already been authorized and designated the Board, the Board passes a resolution authorizing and designating a new series of Preferred Stock on the terms and conditions determined by the Committee, (B) if applicable, the Company files a Certificate of Designation with the Secretary of State of the State of British Columbia that sets forth the rights, preferences and other terms of any newly authorized and designated series of the Preferred Stock, and (C) Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, executes an agreement that sets forth the terms and conditions of the issuance of the award of Preferred Stock as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights set forth in the applicable Certificate of Designation and any related agreement with respect to the Preferred Stock award. The Preferred Stock shall also be subject to the non-transferability and forfeiture restrictions described in Section 6B(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Preferred Stock associated with the award promptly after the Grantee accepts such award. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock underlying the Preferred Stock associated with the award promptly after the Grantee converts the Preferred Stock in accordance with the terms and conditions set forth in the applicable Certificate of Designation and related agreement, if any.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Preferred Stock and/or the underlying Common Stock issuable upon the conversion of the Preferred Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Preferred Stock. Shares of Preferred Stock and any underlying shares of Common Stock issuable upon the conversion of the Preferred Stock are forfeitable until the terms of the Preferred Stock grant have been satisfied. Shares of Preferred Stock and any underlying shares of Common Stock issuable upon the conversion of the Preferred Stock are not transferable until the date on which the Committee has specified such have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Preferred Stock if the applicable Certificate of Designation provides for such distributions, shall be subject to the same restrictions as such shares of Preferred Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5A(c), the Committee may waive any conditions and/or restrictions to the issuance of any contingent award of Preferred Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment or Consulting Agreement. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be, as applicable, an employee, a consultant or otherwise associated with the Company for any other reason, all shares of Preferred Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Preferred Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Preferred Stock.

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(g) Maximum Percentage. Notwithstanding anything to the contrary set forth herein, the Company shall not effect any conversion of Preferred Stock issued under the Plan, and no Participant shall have the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. The Company shall not give effect to any voting rights of such Preferred Stock, and any Participant shall not have the right to exercise voting rights with respect to any Preferred Stock pursuant hereto, to the extent that giving effect to such voting rights would result in such Participant (together with its affiliates) being deemed to beneficially own in excess of the Maximum Percentage of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, assuming such exercise as being equivalent to conversion. For purposes of the foregoing, the number of shares of Common Stock beneficially owned by a Participant and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted shares of Preferred Stock beneficially owned by such Participant or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 6B(g) beneficially owned by such Participant or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6B(g), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 6B(g), in determining the number of outstanding shares of Common Stock, a Participant may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of any Participant, the Company shall within one (1) business day following the receipt of such notice, confirm orally and in writing to any such Participant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Stock, by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Participant may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided, that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder providing such written notice and not to any other Holder. In the event that the Company cannot pay any portion of any dividend, distribution, grant or issuance hereunder to a Participant solely by reason of this Section 6B(g) (such shares, the “Limited Shares”), notwithstanding anything to the contrary contained herein, the Company shall not be required to pay cash in lieu of the payment that otherwise would have been made in such Limited Shares, but shall hold any such Limited Shares in abeyance for such Holder until such time, if ever, that the delivery of such Limited Shares shall not cause the Participant to exceed the Maximum Percentage, at which time such Participant shall be delivered such Limited Shares to the extent as if there had been no such limitation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6B(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

C. Terms and Conditions of Restricted Stock Units. Restricted Stock Units, or RSUs, may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of RSUs upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of RSUs unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to the RSUs subject to the non-transferability and forfeiture restrictions described in Section 6C(d) below.

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(b) Vesting. At the time of the grant of RSUs, the Committee may place restrictions on RSUs that shall lapse, in whole or in part, upon the passage of time. Unless otherwise provided in an Award Agreement, upon the vesting of a RSU, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of common stock equal to the number of RSUs becoming so vested.

(c) Non-transferability of RSUs. Prior to the time that shares of common stock underlying RSUs have been delivered to the Grantee, RSUs are not transferable and may be exercised solely by the Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of an RSU to (i) a trust for the benefit of the Grantee, (ii) a member of the Grantee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any RSU contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(d) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5A(c), the Committee may accelerate the vesting of outstanding RSUs, in whole or in part, as determined by the Committee, in its sole discretion.

(e) Dividend Equivalents. To the extent provided in an Award Agreement, and subject to the requirements of Section 409A of the Code, an award of RSUs may provide the Grantee with the right to receive dividend equivalent payments with respect to common stock subject to such award, which payments may be settled in cash or common stock, as determined by the Committee. Any such settlements and any crediting of dividend equivalents may, at the time of grant of the RSU, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the RSUs and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the RSU, including the reinvestment of such credited amounts in common stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code.

(f) Termination. Unless otherwise determined by the Committee at or after grant, RSUs awarded to the Grantee that have not vested shall be forfeited upon termination of the Grantee in accordance with Section 5A(f), (g), (h) and (i), as applicable. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to the RSUs will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the RSUs.

7. Term of Plan. No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and Warrants and awards of Restricted Stock and/or Preferred Stock and/or RSUs theretofore granted may extend beyond that date.

8. Capital Change of the Company. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and price of shares subject to outstanding Options or Warrants granted or issued under the Plan, to the end that after such event each Optionee’s or Grantee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event and (B) in the number and conversion price of shares subject to outstanding Preferred Stock granted under the Plan, to the end that after such event each Participant’s (who has received a grant of Preferred Stock) proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options or Incentive Warrants previously granted or issued shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock or RSUs granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option or Warrant under Section 422 of the Code (in the case of an Incentive Option or Incentive Warrant) and Section 409A of the Code.

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9. Purchase for Investment/Conditions. Unless the Securities, and shares of Common Stock underlying such Securities, covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Securities as shall be determined by the Committee at the time of award.

10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option or Incentive Warrant under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11. Effective Date of Plan. The Plan is effective as of September 30, 2024.

12. Amendment and Termination. The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option or Incentive Warrant to less than 100% of the Fair Market Value per share of Common Stock on the date of grant or issuance thereof or the exercise price of a Nonqualified Option or Non-Qualified Warrant to less than 100% of the Fair Market Value per share of Common Stock on the date of grant or issuance thereof;

(e) extend the term of any Option or Warrant beyond that provided for in Section 5A(b) and Section 5B(c), respectively;

(f) except as otherwise provided in Sections 5A(d), 5B(e) and 8 hereof, reduce the exercise price of outstanding Options or Warrants or effect repricing through cancellations and re-grants of new Options or Warrants;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of The Nasdaq Stock Market LLC.

Subject to the forgoing, the Committee may amend the terms of any Option or Warrant theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee’s or Grantee’s consent.

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It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13. Government Regulations. The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.

(a) Certificates. All certificates for shares of Common Stock or Preferred Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option or Warrant may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option or Warrant granted or issued hereunder in order to permit the exercise of an Option or Warrant and the issuance and sale of the Common Stock subject to such Option or Warrant, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

15. Non-Uniform Determinations. The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the Province of British Columbia, without giving effect to principles of conflicts of laws, and applicable federal law.

17. Additional Issuance Restrictions. If the Company has not obtained the approval of its stockholders in accordance with Nasdaq Listing Rule 5635(d), then the Company may not issue any Securities under this Plan that would upon the issuance of any Securities or upon the exercise on conversion of such Securities, as applicable, into shares of the Company’s Common Stock, when aggregated with any other shares of Common Stock (i) held by a Participant, (ii) underlying any convertible security held by a Participant, and (iii) issuable upon prior exercise of any convertible security held by a Participant, would exceed 19.99% shares of the Company’s Common Stock, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the adoption of this Plan (such number of shares, the “Issuable Maximum”). The Participant shall be entitled to a portion of the Issuable Maximum as reasonably determined by the Committee so as not to violate Nasdaq Listing Rule 5635(d). In addition, the Participant may allocate its pro-rata portion of the Issuable Maximum among Securities held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Participant no longer holds any Securities and the amount of shares issued to such Participant pursuant to its Securities was less than such Participant’s pro-rata share of the Issuable Maximum.

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Annex I

10-K for the year ended December 31, 2023